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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2003


                        PACIFICHEALTH LABORATORIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                  000-23495              22-3367588
          ---------------           -----------            -------------
          (State of other           (Commission            (IRS Employer
          jurisdiction of           File Number)           Identification
          incorporation)                                   Number)


         1480 Route 9 North - Suite 204, Woodbridge, New Jersey    15220
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                  (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (732) 636-6141
                                                           --------------

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.       Financial Statements and Exhibits.
         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

         Exhibit No.                Description
         -----------                ------------
           99.1            Press release dated May 7, 2003.


Item 9. Regulation FD Disclosure (Information furnished under Item 12 - Results of Operations and Financial Condition).

         On May 13, 2003, PacificHealth Laboratories, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in the attached exhibit and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACIFICHEALTH LABORATORIES, INC.

Dated: May 13, 2003                        By: Stephen P. Kuchen
                                               ------------------------------
                                               Stephen P. Kuchen
                                               Chief Financial Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.                                      Description
-----------                                      -----------
99.1                                     Press release dated May 13, 2003